Exhibit 10.1


                 FIFTH AMENDMENT TO CREDIT AGREEMENT


      This Fifth Amendment to Credit Agreement (herein, the "Amendment") is entered into as of October 24, 2008, among CalAmp Corp., a Delaware corporation (the "Borrower"), the lenders party hereto (herein, the "Lenders"), and Bank of Montreal, as administrative agent for the Lenders (the "Administrative Agent").

      PRELIMINARY STATEMENTS:

      A. The Borrower, certain subsidiaries of the Borrower, as guarantors, the Administrative Agent, and the other Lenders have entered into that certain Credit Agreement dated as of May 26, 2006 (such Credit Agreement, as the same has been or may be amended, modified or restated from time to time, hereinafter referred to as the "Credit Agreement"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

      B. The Borrower has requested that the Lenders (i) extend the Revolving Credit Termination Date and the Term Loan Maturity Date, and
(ii) make certain other amendments to the Credit Agreement, and the Lenders are willing to so waive and so amend the Credit Agreement, all in the manner and on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   AMENDMENTS.

      Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

   1.1. Section 1.8(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

      Section 1.8. Maturity of Loans. (a) Scheduled Payments of Term Loans. The Borrower shall make principal payments on the Term Loans in installments on the last day of each March, June, September, and December in each year, with the amount of each such principal installment to equal the amount set forth in Column B below shown opposite of the relevant due date as set forth in Column A below:

               COLUMN A                             COLUMN B
              PAYMENT DATE                      SCHEDULED PRINCIPAL
                                               PAYMENT ON TERM LOANS

                12/31/08                             $750,000

                03/31/09                           $1,250,000

                06/30/09                           $1,600,000

                 09/30/09                          $1,600,000

        ,it being agreed that the final payment of both principal and interest not previously paid on the Term Loans shall be due and payable on December 31, 2009 (the "Term Loan Maturity Date"). Each such principal payment shall be applied to the Lenders holding the Term Loans pro rata based upon their Term Loan Percentages.

   2.2. Section 1.9 (Prepayments) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

      Section 1.9. Prepayments. (a) Optional. The Borrower may prepay in whole or in part (but, if in part, then: (i) if such Borrowing is of Base Rate Loans, in an amount not less than $100,000, (ii) if such Borrowing is of Eurodollar Loans, in an amount not less than $500,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing of Eurodollar Loans at any time upon 3 Business Days prior notice by the Borrower to the Administrative Agent or, in the case of a Borrowing of Base Rate Loans, notice delivered by the Borrower to the Administrative Agent no later than 12:00 Noon (Chicago time) on the date of prepayment (or, in any case, such shorter period of time then agreed to by the Administrative Agent), such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any Term Loans or Eurodollar Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 1.12 hereof.

      (b) Mandatory. (i) If after the Closing Date the Borrower or any Subsidiary shall issue any Indebtedness for Borrowed Money, other than Indebtedness for Borrowed Money permitted by Section 8.7(a)-(e) and (g)-(m) hereof, the Borrower shall promptly notify the Administrative Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of the Borrower or such Subsidiary in respect thereof. Promptly upon receipt by the Borrower or such Subsidiary of Net Cash Proceeds of such issuance, the Borrower shall prepay the Term Loans in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Lenders for any breach of Section 8.7 hereof or any other terms of the Loan Documents.

      (ii) If the Borrower or any Subsidiary shall at any time or from time to time make or agree to make a Disposition of, or shall suffer an Event of Loss with respect to, any Property (including, without limitation, any intellectual property) or shall receive any Extraordinary Income, then the Borrower shall promptly notify the Administrative Agent of such proposed Disposition or Event of Loss or Extraordinary Income (including the amount of the estimated Net Cash Proceeds to be received by the Borrower or such Subsidiary in respect thereof) and, promptly upon receipt (but in no event later than 5 Business Days after receipt) by the Borrower or such Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss or Extraordinary Income, the Borrower shall prepay the Obligations in an aggregate amount equal to 50% of the amount of all such Net Cash Proceeds; provided that (x) so long as no Default or Event of Default then exists, this subsection shall not require any such prepayment with respect to Net Cash Proceeds received on account of an Event of Loss so long as such Net Cash Proceeds are applied to replace or restore the relevant Property in accordance with the relevant Collateral Documents, (y) this subsection shall not require any such prepayment with respect to Net Cash Proceeds received on account of Dispositions during any fiscal year of the Borrower not exceeding $50,000 in the aggregate so long as no Default or Event of Default then exists, and (z) in the case of any Disposition not covered by clause (y) above, so long as no Default or Event of Default then exists, if the Borrower states in its notice of such event that the Borrower or the relevant Subsidiary intends to reinvest, within 90 days of the applicable Disposition, the Net Cash Proceeds thereof in assets similar to the assets which were subject to such Disposition, then the Borrower shall not be required to make a mandatory prepayment under this subsection in respect of such Net Cash Proceeds to the extent such Net Cash Proceeds are actually reinvested in such similar assets with such 90-day period. Promptly after the end of such 90-day period, the Borrower shall notify the Administrative Agent whether the Borrower or such Subsidiary has reinvested such Net Cash Proceeds in such similar assets, and, to the extent such Net Cash Proceeds have not been so reinvested, the Borrower shall promptly prepay the Obligations in the amount of such Net Cash Proceeds not so reinvested. The amount of each such prepayment shall be applied to the outstanding Term Loans until paid in full and then to the Revolving Credit. If the Administrative Agent or the Required Lenders so request, all proceeds of such Disposition or Event of Loss shall be deposited with the Administrative Agent (or its agent) and held by it in the Collateral Account. So long as no Default or Event of Default exists, the Administrative Agent is authorized to disburse amounts representing such proceeds from the Collateral Account to or at the Borrower's direction for application to or reimbursement for the costs of replacing, rebuilding or restoring such Property.

      (iii) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 1.13 hereof, prepay the Revolving Loans and, if necessary, prefund the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Revolving Loans and L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

      (iv) Unless the Borrower otherwise directs, prepayments of Loans under this Section 1.9(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof with any balance applied to Borrowings of Eurodollar Loans in the order in which their Interest Periods expire. Each prepayment of Loans under this Section 1.9(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any Term Loans or Eurodollar Loans accrued interest thereon to the date of prepayment together with any amounts due the Lenders under Section 1.12 hereof. Each prefunding of L/C Obligations shall be made in accordance with Section 9.4 hereof.

       (c) Any amount of Revolving Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. No amount of the Term Loans paid or prepaid may be reborrowed, and, in the case of any partial prepayment, such prepayment shall be applied to the remaining amortization payments on the Term Loans in inverse order of maturity.

   1.3. Section 2.1 of the Credit Agreement shall be amended by amending subsection (e) to read as follows:

      (e) Default Interest Prior to Fourth Amendment Effective Date. The amount of interest accrued by virtue of the imposition of the default rate of interest pursuant to Section 1.10 hereof through the Fourth Amendment Effective Date was $204,086 (the "Default Interest Amount"). The Borrower acknowledges and agrees that the Default Interest Amount is justly and truly owing by the Borrower without defense, offset or counterclaim and is due and payable on the June 30, 2009; provided, however (i) if the Obligations are paid in full on or before December 31, 2008, the Default Interest Amount shall be forgiven, and (ii) if the Borrower receives at least $5,000,000 of new cash equity or cash proceeds of Subordinated Debt on or before December 31, 2008, then the Default Interest Amount shall be reduced by 40%.

   1.4. Section 2.1 of the Credit Agreement shall be amended by adding a new subsection (g) to read as follows:

      (g) Fifth Amendment Fee. The Borrower shall pay to the Administrative Agent for the ratable account of the Lenders in accordance with their respective Percentages a Fifth Amendment fee of $150,000 which shall be fully earned on the Fifth Amendment Effective Date and shall be due and payable on the Revolving Credit Termination Date; provided, however, if the Obligations are paid in full on or before June 30, 2009, such fee shall be forgiven.

   1.5. The definition of "Applicable Margin" appearing in Section 5.1 of the Credit Agreement shall be amended by replacing the table therein with the following:


                     APPLICABLE      APPLICABLE     APPLICABLE       APPLICABLE
                     MARGIN FOR      MARGIN FOR     MARGIN FOR       MARGIN FOR
                     BASE RATE        EURODOLLAR      BASE RATE       EURODOLLAR
                    LOANS UNDER       LOANS UNDER    LOANS UNDER      LOANS UNDER
                  TERM CREDIT AND    TERM CREDIT     REVOLVING        REVOLVING
         TOTAL     REIMBURSEMENT    AND LETTER OF   CREDIT AND       CREDIT AND
       LEVERAGE     OBLIGATIONS      CREDIT FEE    REIMBURSEMENT       LETTER
        RATIO      FOR EXISTING      FOR EXISTING   OBLIGATIONS      OF CREDIT     APPLICABLE
       FOR SUCH      LETTERS OF      LETTERS OF      FOR NEW         FEE FOR NEW   MARGIN FOR
        PRICING       CREDIT           CREDIT        LETTERS          LETTERS      COMMITMENT
LEVEL    DATE        SHALL BE:        SHALL BE:     OF CREDIT        OF CREDIT    FEE SHALL BE:

  I    Greater than    2.750%           3.750%         4.00%           5.00%         0.250%
       or equal to
       2.25 to 1.0

 II    Less than       2.625%           3.625%         4.00%           5.00%         0.225%
       2.25 to 1.0,
       but greater
       than or equal
       to 1.75 to 1.0

III    Less than 1.75  2.500%           3.500%         4.00%           5.00%         0.200%
       to 1.0, but
       greater than
       or equal to
       1.25 to 1.0

 IV    Less than       2.500%           3.375%         4.00%           5.00%         0.175%
       1.25 to 1.0,
       but greater
       than or equal
       to 1.00 to 1.0

  V    Less than 1.00  2.500%           3.250%         4.00%           5.00%         0.150%
       to 1.0


   1.6.  The definition of Revolving Credit Termination Date appearing in
Section 5.1 shall be amended and restated in its entirety to read as follows:

         "Revolving Credit Termination Date" means December 31, 2009, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.13, 9.2 or 9.3 hereof.

   1.7. Section 5.1 of the Credit Agreement shall be amended by adding the following new definitions in appropriate alphabetical sequence:

   "Event of Loss" means, with respect to any Property, any of the following:
(a)any loss, destruction or damage of such Property or (b)any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property.

   "Extraordinary Income" means any income from (a) settlement of any litigation (including, without limitation, the Rogers litigation), (b) any tax refunds, or (c) any extraordinary income (in accordance with GAAP).

   "Fifth Amendment Effective Date" means the date upon which all of the conditions precedent to the effectiveness of the Fifth Amendment to this Agreement have been satisfied or waived to the satisfaction of the Administrative Agent.

   1.8. Section 8.21 (Financial Covenants) shall be amended and restated in its entirety to read as follows:

     Section 8.21. Financial Covenants.  (a) Total Leverage Ratio.  Reserved.

     (b)  Tangible Net Worth.  Reserved

     (c)  Fixed Charge Coverage Ratio.  Reserved.

     (d) Minimum EBITDA. The Borrower shall not, as of the last day of each period set forth below, permit EBITDA for such period to be less than:

                                                 EBITDA SHALL
                       PERIOD                 NOT BE LESS THAN:

              9 Months ending  11/29/2008         $1,410,000

              12 Months ending  2/28/2009         $3,895,000

              12 Months ending  5/30/2009         $6,998,000

              12 Months ending  8/29/2009         $8,548,000

              12 Months ending 11/28/2009        $11,021,000

     (e) Minimum Sales of Wireless DataCom Division. As of the last day of each fiscal month set forth below, the Borrower shall not permit sales of the Wireless DataCom Division for the past three (3) months to be less than:
                                         SALES OF WIRELESS DIVISION SHALL
                  FISCAL MONTH ENDING             NOT BE LESS THAN:

                     10/25/2008                       $17,646,000
                     11/29/2008                       $17,890,000
                     12/27/2008                       $18,612,000
                      1/24/2009                       $19,902,000
                      2/28/2009                       $20,574,000
                      3/28/2009                       $21,167,000
                      4/25/2009                       $20,640,000
                      5/30/2009                       $20,192,000
                      6/27/2009                       $20,002,000
                      7/25/2009                       $20,140,000
                      8/29/2009                       $20,901,000
                      9/26/2009                       $21,035,000
                     10/24/2009                       $21,186,000
                     11/28/2009                       $21,390,000
                     12/26/2009                       $21,538,000


SECTION 2.   CONDITIONS PRECEDENT.

    The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

   2.1. The Borrower, the Administrative Agent and each of the Lenders shall have executed and delivered this Amendment.

   2.2. The Administrative Agent shall have received and approved a quarterly forecast for the Borrower and its Subsidiaries through February 28, 2011.

   2.3. The Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Administrative Agent or its counsel may reasonably request.

   2.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

   2.5. The Guarantors shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.

   2.6. The Borrower shall have paid any invoices for professional services rendered on behalf of the Administrative Agent, including legal fees.

SECTION 3.   REPRESENTATIONS.

   In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof after giving effect to this Amendment the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects, except to the extent the same expressly relate to an earlier date (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.   MISCELLANEOUS.

   4.1. The Borrower and the Guarantors heretofore executed and delivered to the Administrative Agent certain Collateral Documents and the Borrower hereby, and the Guarantors by signing below, acknowledge and agree, that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders, the obligations of the Borrower and the Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

   4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

   4.3. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

   4.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

   4.5. FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE LENDERS IN THIS AGREEMENT, THE BORROWER HEREBY RELEASES THE ADMINISTRATIVE AGENT AND EACH LENDER, ITS CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE "RELEASED PARTIES") OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH THE BORROWER HAS OR EVER HAD AGAINST THE RELEASED PARTIES, INCLUDING, WITHOUT LIMITATION, THOSE ARISING OUT OF THE EXISTING FINANCING ARRANGEMENTS BETWEEN THE BORROWER AND THE LENDERS, AND THE BORROWER FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST THE RELEASED PARTIES, EACH OF WHICH THE BORROWER HEREBY EXPRESSLY WAIVES.

                        [SIGNATURE PAGE TO FOLLOW]

This Fifth Amendment to Credit Agreement is entered into as of the date and year first above written.

"BORROWER"
CALAMP CORP.

By     /s/ Richard B. Gold
      _____________________________
       Name:  Richard B. Gold
       Title: President and Chief Executive Officer

    Accepted and agreed to by the Lenders.


"LENDERS"

BANK OF MONTREAL, acting through its Chicago Branch, in its individual capacity as a Lender, as L/C Issuer, and as Administrative Agent

By     /s/ Shane Koonce
    _______________________________
      Name:  Shane Koonce
      Title: Vice President


UNION BANK OF CALIFORNIA, N.A.

By     /s/ Daniel J. Isenberg
    __________________________
      Name:  Daniel J. Isenberg
      Title: Vice President


BANK OF THE WEST

By     /s/ Carrie Lee
    __________________________
      Name:  Carrie Lee
      Title: Vice President



REAFFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

      Each of the undersigned, the Guarantors, heretofore executed and delivered to the Administrative Agent, on behalf of the Lenders, the Credit Agreement or an Additional Guarantor Supplement. Each of the undersigned hereby consents to the Fourth Amendment and Waiver to Credit Agreement (the "Amendment") set forth above and confirms that its Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders are relying on the assurances provided herein in entering into the Amendment.

"GUARANTORS"

CALAMP SOLUTIONS HOLDINGS, INC.

By   /s/ Sheri Davis
    __________________________
      Name:   Sheri Davis
      Title:  President


CALAMP SOLUTIONS, INC.

By   /s/ Sheri Davis
    __________________________
      Name:   Sheri Davis
      Title:  President


DATARADIO HOLDINGS, INC.

By  /s/ Garo Sarkissian
    __________________________
      Name:  Garo Sarkissian
      Title: President


DATARADIO CORPORATION

By   /s/ Michael Burdiek
    __________________________
      Name:  Michael Burdiek
      Title: President


DATARADIO COR LTD.

By  /s/ Garo Sarkissian
    __________________________
      Name:  Garo Sarkissian
      Title: President